PNC BANK, NATIONAL ASSOCIATION

TECUMSEH PRODUCTS COMPANY,
TECUMSEH COMPRESSOR COMPANY,
TECUMSEH PRODUCTS OF CANADA, LIMITED
AND
EVERGY, INC.
AMENDMENT NO. 3 CLOSING CHECKLIST
I.    Parties

A.	PNC Bank, National Association (“Agent”)
Todd Milenius
PNC Business Credit
1900 East 9th Street, 9th Floor
Cleveland, OH 44114
(216) 222-9761
E-Mail Address: todd.milenius@pnc.com
Borrowers:

B.	Tecumseh Products Company ("Tecumseh Products”)
5683 Hines Drive
Ann Arbor, Michigan 48108
Tecumseh Products TIN #: 38-1093240
Tecumseh Products State of Organization: Michigan
Tecumseh Products State Org. #: 096612
Janice Stipp
Chief Financial Officer
Tecumseh Products
734-585-9586
248-346-4277 (cell)
E-Mail Address: janice.stipp@tecumseh.com

Christine Saurini
Director of Treasury
Tecumseh Products
(734) 585-9441
(586) 491-5806 (cell)
(734) 352-3741 (fax)
E-Mail: christine.saurini@tecumseh.com

C.	Tecumseh Products of Canada, Limited ("Tecumseh Products Canada”)
5683 Hines Drive
Ann Arbor, Michigan 48108
Tecumseh Products Canada Tax Identification Number: 10 515 9834 C0001
Tecumseh Products Canada Province of Organization: Tecumseh Products Canada is a Federal Corporation under the Canada Business Corporations Act, and is registered in the Province of Ontario.
Tecumseh Products Canada Org. #: 061165-4

D.	Tecumseh Compressor Company ("Tecumseh Compressor”)
5683 Hines Drive
Ann Arbor, Michigan 48108
Tecumseh Compressor’s TIN #: 32-0043184
Tecumseh Compressor’s State of Organization: Delaware
Tecumseh Compressor’s State Org. #: 3585297

E.	Evergy, Inc. ("Evergy”)
5683 Hines Drive
Ann Arbor, Michigan 48108
Evergy’s TIN #: 32-0043183
Evergy’s State of Organization: Delaware
Evergy’s State Org. #: 3585288
Tecumseh Products, Tecumseh Products Canada, Tecumseh Compressor, and Evergy are collectively the “Borrowers” and each individually a “Borrower”

II.    Counsel to Parties

A.	PNC Business Credit
Theodore B. Sylwestrzak, Esq.
Dickinson Wright PLLC (“DW”)
500 Woodward Avenue, Suite 4000
Detroit, Michigan 48226
(313) 223-3036
(313) 223-3598 (Fax)
E-Mail Address: TSylwestrzak@dickinsonwright.com
and
Rachel L. Wolock, Esq.
Dickinson Wright PLLC (“DW”)
500 Woodward Avenue, Suite 4000
Detroit, Michigan 48226
(313) 223-3009
(313) 223-3598 (Fax)
E-Mail Address: RWolock@dickinsonwright.com
Borrowers:
Kimberly Dudek
Honigman Miller Schwartz and Cohn LLP
2290 First National Building
660 Woodward Avenue
Detroit, MI 48226
(313) 465- 7592
(313) 465-7593 (Fax)
E-Mail Address: kdudek@honigman.com

NAME OF DOCUMENT	DRAFT	OBTAIN	DOC ID	COMMENTS

1. Amendment No. 3 to Revolving Credit and Security Agreement	DW	Borrowers	1300043	Tecumseh Products Tecumseh Products Canada Tecumseh Compressor Evergy Agent
Exhibit:
A Term Note	DW		1301220	Done
B Specified Updated Schedules		Borrowers		Received
C Closing Checklist	DW		1300667	Done
D Revolving Credit Note	DW		1301232	Done

2. Revolving Credit Note ($34,000,000)	DW	Borrowers	1301232	Tecumseh Products Tecumseh Products Canada Tecumseh Compressor Evergy

3. Term Note ($15,000,000)	DW	Borrowers	1301220	Tecumseh Products Tecumseh Products Canada Tecumseh Compressor Evergy

4. IP Security Agreement	DW	Borrowers	1302260	Tecumseh Products Tecumseh Products Canada Tecumseh Compressor Evergy Agent
Schedule 1 – Patents		Borrowers		Done
Schedule 2 – Trademarks		Borrowers		Done
Schedule 3 – Copyrights		Borrowers		Done

NAME OF DOCUMENT	DRAFT	OBTAIN	DOC ID	COMMENTS

5. Evidence of Filing with USPTO	DW			Received

6. USPTO Searches	DW			Received

7. Resolutions for Extension of Credit and Incumbency Certificates:	Borrowers’ counsel confirmed no change to Bylaws since delivered in 2011closing
(a) Tecumseh Products	DW	Borrowers	1301264	J. Stipp J. Connor
Exhibits to Tecumseh Products’ Resolutions:
By-Laws		Borrowers		Received
Articles of Incorporation		Borrowers		Received
(b) Tecumseh Products Canada	DW	Borrowers		J. Stipp J. Connor R. Jackson
Exhibits to Tecumseh Products Canada’s Resolutions:
By-Laws		Borrowers		Received
Articles of Incorporation		Borrowers		Received
(c) Tecumseh Compressor	DW	Borrowers		J. Stipp J. Connor R. Jackson
Exhibits to Tecumseh Compressor’s Resolutions:
By-Laws		Borrowers		Received
Articles of Incorporation		Borrowers		Received
(d) Evergy	DW	Borrowers		J. Stipp J. Connor R. Jackson
Exhibits to Evergy’s Resolutions:
By-Laws		Borrowers		Received
Articles of Incorporation		Borrowers		Received

8. Certificates of Good Standing
(a) Tecumseh Products Michigan		Borrowers		Received

NAME OF DOCUMENT	DRAFT	OBTAIN	DOC ID	COMMENTS

(b) Tecumseh Products Canada, Canada		Borrowers		Received
(c) Tecumseh Compressor Delaware		Borrowers		Received
(d) Evergy Delaware		Borrowers		Received

9. UCC-3 Amendments and PPSA Amendment:
(a) Tecumseh Products Michigan		DW		Filed Copy Received
(b) Tecumseh Products Canada, Ontario		DW		Filed Copy Received
(c) Tecumseh Compressor Delaware		DW		Filed Copy Received
(d) Evergy Delaware		DW		Filed Copy Received

10. UCC and PPSA Searches
(a) Tecumseh Products Michigan		DW		Received
(b) Tecumseh Products Canada Ontario		DW		Received
(c) Tecumseh Compressor Delaware		DW		Received
(d) Evergy Delaware		DW		Received
(e) Tecumseh do Brasil USA, LLC Delaware		DW		Received
(f) Tecumseh Technologies, Inc. Delaware		DW		Received

11. Legal Opinion(s):
(a) U.S. Opinion (HMS&C)		Borrowers	1301274	Received
(b) Canadian Opinion (Norton Rose Fulbright)		Borrowers		Received

12. Mortgage 5683 Hines Drive Ann Arbor, Michigan	DW	Borrowers	1301302	Tecumseh Products Notary sig Sent for recording Filed copy rec’d

NAME OF DOCUMENT	DRAFT	OBTAIN	DOC ID	COMMENTS

Exhibit A – Legal Description		Borrowers		Received
Exhibit B – Permitted Title Encumbrances	DW	Borrowers		Done

13. Mortgage 420 S. Maumee Street Tecumseh, Michigan	DW	Borrowers		Tecumseh Products Notary sig Sent for recording Filed copy rec’d
Exhibit A – Legal Description		Borrowers		Received
Exhibit B – Permitted Title Encumbrances	DW	Borrowers		Done

14. First Amendment to Deed of Trust 2700 West Wood Street Paris, Tennessee	DW	Borrowers		Evergy Notary Agent Notary Sent for recording Filed copy rec’d
Exhibit A – Legal Description		Borrowers		Received

15. Tennessee Recording Tax Worksheet and Affidavit	DW	Borrowers		J. Stipp for Evergy

16. [Reserved]

17. Evidence of Insurance on Mortgaged Real Properties (of at least the Appraised Values) and PNC’s Mortgagee Endorsement on the Insurance Policies		Borrowers		Received

18. Title Commitments:
(a) 5683 Hines Drive Ann Arbor, Michigan		DW	Ordered	Received Mark up
(b) 420 S. Maumee Street Tecumseh, Michigan		DW	Ordered	Received Mark up
(c) 2700 West Wood Street Paris, Tennessee		DW	Ordered	Received Mark up
(d) 200 Elm Street Aylmer, Ontario, Canada		DW	Ordered	Received Mark up

NAME OF DOCUMENT	DRAFT	OBTAIN	DOC ID	COMMENTS

19. Title Policies:
(a) 5683 Hines Drive Ann Arbor, Michigan	DW		Received Approved
(b) 420 S. Maumee Street Tecumseh, Michigan	DW		Received Approved
(c) 2700 West Wood Street Paris, Tennessee	DW		Received Approved
(d) 200 Elm Street Aylmer, Ontario, Canada	DW		Received Approved

20. Surveys:
(a) 5683 Hines Drive Ann Arbor, Michigan	Borrowers	To be re-certified/issued to Agent and title co. as of recent date.	Received Approved
(b) 420 S. Maumee Street Tecumseh, Michigan	Borrowers		Received Approved
(c) 2700 West Wood Street Paris, Tennessee	Borrowers		Received Approved
(d) 200 Elm Street Aylmer, Ontario, Canada	Borrowers		Received Approved

21. Appraisals:
(a) 5683 Hines Drive Ann Arbor, Michigan	Borrowers		Received Approved
(b) 420 S. Maumee Street Tecumseh, Michigan	Borrowers		Received Approved
(c) 2700 West Wood Street Paris, Tennessee	Borrowers		Received Approved
(d) 200 Elm Street Aylmer, Ontario, Canada	Borrowers		Received Approved

22. Phase I:
(a) 5683 Hines Drive Ann Arbor, Michigan	Borrowers		Received Approved
(b) 420 S. Maumee Street Tecumseh, Michigan	Borrowers		Received Approved
(c) 2700 West Wood Street Paris, Tennessee	Borrowers		Received Approved
(d) 200 Elm Street Aylmer, Ontario, Canada	Borrowers		Received Approved

NAME OF DOCUMENT	DRAFT	OBTAIN	DOC ID	COMMENTS

23. Flood Zone Certificates
(a) 5683 Hines Drive Ann Arbor, Michigan	Agent		Received Approved
(b) 420 S. Maumee Street Tecumseh, Michigan	Agent		Received Approved
(c) 2700 West Wood Street Paris, Tennessee	Agent		Received Approved
(d) [Reserved]

24. Owner’s Affidavits:
(a) 5683 Hines Drive Ann Arbor, Michigan	Borrowers		Tecumseh Products Notary
(b) 420 S. Maumee Street Tecumseh, Michigan	Borrowers		Tecumseh Products Notary
(c) 2700 West Wood Street Paris, Tennessee	Borrowers		Evergy Notary
(d) 200 Elm Street Aylmer, Ontario, Canada	Borrowers		Tecumseh Products Canada Notary

25. Survey Affidavits:
(a) 5683 Hines Drive Ann Arbor, Michigan	Borrowers		Tecumseh Products Notary
(b) 420 S. Maumee Street Tecumseh, Michigan	Borrowers		Tecumseh Notary
(c) 2700 West Wood Street Paris, Tennessee	Borrowers		Evergy Notary
(d) 200 Elm Street Aylmer, Ontario, Canada	Borrowers		Tecumseh Products Canada Notary

26. Environmental Indemnity Agreement:
(a) 5683 Hines Drive Ann Arbor, Michigan	Borrowers	1301301	Tecumseh Products Notary
Exhibit A – Legal Description		1301301	Done
(b) 420 S. Maumee Street Tecumseh, Michigan	Borrowers		Tecumseh Products Notary

NAME OF DOCUMENT	DRAFT	OBTAIN	DOC ID	COMMENTS

Exhibit A – Legal Description				Done
(c) 2700 West Wood Street Paris, Tennessee		Borrowers		Evergy Notary
Exhibit A – Legal Description				Done
(d) 200 Elm Street Aylmer, Ontario, Canada		Borrowers		Tecumseh Products Canada Notary
Exhibit A – Legal Description				Done

27. Deposit Account Control Agreement		Borrowers	1301931	Tecumseh Products Tecumseh Products Canada Tecumseh Compressor Evergy Agent (2)

28. Pledge Agreement	DW	Borrowers	1301930	Tecumseh Products Tecumseh Products Canada Tecumseh Compressor Evergy

29. Counsel's Memorandum	DW		1302438	Drafted Sent
Attachment: Closing Checklist	DW		1300667	Done

Copy Signature
Original Signature